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                                  EXHIBIT "21"

                         SUBSIDIARIES OF THE REGISTRANT



             - SMARTGATE, L.C., A FLORIDA LIMITED LIABILITY COMPANY

                   - RADIO METRIX INC., A NEVADA CORPORATION